                                                                          FORM 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Licensing Company                      CHAPTER 11
                                                     )       Case No.01-25010 DK
                                                     )
                                                     )       DEPOSIT/INVESTMENT
                          Debtor(s)                  )       ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:                           No Bank Accounts
--------------------------------------------------------------------------------
Account Number:
--------------------------------------------------------------------------------
Signatories:
--------------------------------------------------------------------------------
Name of Depository:
--------------------------------------------------------------------------------
Address of Depository:
--------------------------------------------------------------------------------
Telephone Number:
--------------------------------------------------------------------------------
Person to Contact:
--------------------------------------------------------------------------------

TYPE OF ACCOUNT:
----------------

                          General Checking

                          Payroll

                          Tax/Special Escrow

                          Savings/CDs

                          Other: (specify)

TYPE OF INVESTMENT:
-------------------

                          Mutual Fund

                          Stock

                          Treasuries

                          Other: (specify)

          Yes_____/No______ The deposit is fully insured or guaranteed by the
          United States or a department, agency, or Instrumentality of the
          United States, or backed by the full faith and credit of the United
          States.

          At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

          Date: 2/12/2002                             /s/ Prabhav V. Maniyar
                                                          Debtor/Trustee

                                                                          FORM 2

                  DEBTOR-IN-POSSESSION STATEMENT OF DEPOSITORY
                  AND AUTHORIZATION FOR RELEASE OF INFORMATION

TO:     United States Trustee
        6305 Ivy Lane, Suite 600
        Greenbelt, Maryland 20770

RE:     Startec Global Licensing Company
d/b/a:  ________________________________________

Case No. 01-25010 DK

This will confirm that the above referenced Debtor in Possession has maintained or established the following account(s) at N/A, that said account(s) have been designated as Debtor in Possession and are federally insured.

All Open and Closed accounts at this depository are as follows:

ACCOUNT NUMBER                      ACCOUNT TYPE                   BALANCE/DATE
================================================================================
                                     No Bank Accounts
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I hereby authorize the release to the United States Trustee of any information and for copies of documents pertaining to funds or accounts that are property of the above-referenced bankruptcy estate, including, but not limited to checking accounts, savings accounts, trust, and investment accounts.

This form is to be completed and signed by the depository and debtor and the original returned to the Office of the United States Trustee.

/s/ Prabhav V. Maniyar                                      N/A
Debtor Signature                                        Bank Authority Signature

Prabhav Maniyar, Chief Financial Officer                    N/A
Print Name and Title                                    Print Name and Title

2/12/2002                                                   N/A
Date                                                    Address

                                                                   N/A
                                                        Telephone No./Fax No.

                                                                          FORM 3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Licensing Company                      CHAPTER 11
                                                          )  Case No.01-25010 DK
                                                          )
                                                          )  INSURANCE REPORT
                                  Debtor(s)               )

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Insuring Company:                               None *
--------------------------------------------------------------------------------
Policy Number:
--------------------------------------------------------------------------------
Type of Coverage:
--------------------------------------------------------------------------------
Amount (Limits) of
Coverage:
--------------------------------------------------------------------------------
Policy Term:
--------------------------------------------------------------------------------
Name, Address and
Telephone Number of Local
Local Agent:
--------------------------------------------------------------------------------

* - The Debtor is covered by group insurance coverage in the name of its parent company, Startec Global Communication Corporation. See Monthly Operating Report
for Startec Global Communications Corporation Case No. 01-25013 DK

             By signing below, the debtor agrees to the following;

A Copy of the policy, declaration page, and paid receipt is attached as Exhibit
"A".

The debtor agrees to immediately submit an updated Insurance Report to the
United States Trustee's office upon the event of any change, renewal, or lapse of coverage.

          Date: 2/12/02                                 /s/ Prabhav V. Maniyar
                                                                Debtor/Trustee

                                                                          FORM 4

                       PLACEHOLDER FOR QUARTERLY FEE FORM
  (Original invoice attached to Operating Report-not included in this filing)
               Minimum Quarterly Fee of $250 submitted with report

                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Licensing Company                        CHAPTER 11
                                                        )      Case No. 01-25010
                                                        )
                                                        )
                       Debtor(s)                        )

                            MONTHLY OPERATING REPORT
             For the Period December 15, 2001 to December 31, 2001

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS:                            Cash _______ Accrual X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854
(301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:                   0
--------------------------------------------------------------------------------
Current number of employees:                            0
--------------------------------------------------------------------------------
Gross monthly payroll:
Officers, directors, and principals                     0
Other employees                                         0
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                     YES
--------------------------------------------------------------------------------
Exceptions:                                     _______________________________

                                                _______________________________

================================================================================

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS
OF OPERATIONS since the last reporting period?             NO

5. Are all BUSINESS LICENSES or BONDS current?             YES

6. PRE-PETITION ACCOUNTS RECEIVABLE
================================================================================
A. Beginning Balance (previous month's
ending balance)                                         $ 749,254.00
--------------------------------------------------------------------------------
B. Collected via intercompany *                         $ (170,055.00)
--------------------------------------------------------------------------------
C. Ending Balance (A minus B)                           $ 579,199.00
================================================================================

* Receivables of the debtor are billed and/or collected by Startec
Global Operating Company. Receivables billed by Startec Global Operating Company are collected directly by that company and are included in its aged receivables.
Other receivables of the debtor are transferred via intercompany on receipt of the money from the customer.

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A. Beginning Balance (previous month's
ending balance)                                         $
--------------------------------------------------------------------------------
B. Incurred this Period                                 $ 250,667.00
--------------------------------------------------------------------------------
C. Collected this Period
--------------------------------------------------------------------------------
D. Billed via intercompany*                             $ (125,278.00)
================================================================================
E. Ending Balance (A plus B minus C minus D)            $ 125,389.00
================================================================================

Ending Balance Aging:

0-30 Days: $ 125,389    31-60 Days: $ ___________       Over 60 Days: $_________

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies.
                                 NOT APPLICABLE

* Receivables of the debtor are billed and/or collected by Startec
Global Operating Company. Receivables billed by Startec Global Operating Company are collected directly by that company and are included in its aged receivables.
Other receivables of the debtor are transferred via intercompany on receipt of the money from the customer.

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A. Beginning Balance (previous month's
ending balance)                                         $
--------------------------------------------------------------------------------
B. Incurred this Period
--------------------------------------------------------------------------------
C. Pay this Period                                      $
================================================================================
D. Ending Balance (A plus B minus C)                    $
================================================================================

Ending Balance Aging:

0-30 Days: $ ___________   31-60 Days: $ ___________    Over 60 Days: __________

If there are any post-petition Accounts Payable over 30 days, provide Schedule
AP giving a listing of such accounts and explaining the delinquencies.
Not applicable

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                                    YES (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period.
Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) No taxes relating to Post-Petition activity became due and payable during the period ending December 31, 2001.

10. BANK ACCOUNTS: Have you changes banks or any other financial institution
during this period?                  NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all all current?                     YES

12. INSURANCE:                      Policy expiration dates
================================================================================
Auto and truck                          10/1/2002 *
--------------------------------------------------------------------------------
Fire                                    10/1/2002 *
--------------------------------------------------------------------------------
D&O Insurance                           10/1/2002 *
--------------------------------------------------------------------------------
Liability                               10/1/2002 *
--------------------------------------------------------------------------------
Workers Comp.                           10/1/2002 *
--------------------------------------------------------------------------------
* - The insurance policies are held by Startec Global Communication Corporation,
Case No. 01-25013 DK

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from
control or custody of any asset of the estate?          NO

        OR consent to relief from the automatic stay (S362)?    YES
    If yes, explain: To the limited extent provided in the interim DIP order
    (attached).

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern
value of the assets of the debtor?                      YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein ( including sales by creditors)? YES
    If yes, explain: excepting the transfer of debtor receivable repurchased by debtor Court approved interim DIP Order (attached).

        If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:   NONE

Type of Motion              Brief Description of Asset          Projected Income
================================================================================
                                                                   $
--------------------------------------------------------------------------------
                                                                   $
--------------------------------------------------------------------------------
                                                                   $
--------------------------------------------------------------------------------
                                                                   $
--------------------------------------------------------------------------------

You may attach a copy of the notice of sale in lieu of completing the
description. Indicate if notice(s) attached.                NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period:  NONE
================================================================================
Creditor      Frequency       Amount of        Next Payment       Post-Petition
                 of           Each Payment         Due             Payments not
              Payments                                             Made: Numbers
                per                                                 and Amounts
              Contract
================================================================================
                             $                 /          /
--------------------------------------------------------------------------------
                             $                 /          /
--------------------------------------------------------------------------------
                             $                 /          /
--------------------------------------------------------------------------------
                             $                 /          /
--------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period:     NONE

Professional                    Service                     Projected Income
===============================================================================
                                                            $
--------------------------------------------------------------------------------
                                                            $
--------------------------------------------------------------------------------
                                                            $
--------------------------------------------------------------------------------
                                                            $
--------------------------------------------------------------------------------

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                                 Monthly Disbursements:
================================================================================
Month 1 ( current quarter)                                 0
--------------------------------------------------------------------------------
Month 2 ( current quarter)                                 $
--------------------------------------------------------------------------------
Month 3 ( current quarter)                                 0
================================================================================
Total                                                      0
================================================================================

                           Quarterly Fee Paid $250.00

18. VERIFICATION
I declare under penalty of perjury that the information contained in this
Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 2/12/2002                        DEBTOR IN POSSESSION
                                        By:         Prabhav Maniyar
                                        Name/Title: Chief Financial Officer,
                                                    Director and Secretary
                                        Address:    1151 Seven Locks Road
                                                    Potomac, MD 20854
                                        Telephone:  (301) 610-4300

                                        /s/ Prabhav V. Maniyar

        REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Licensing Company                     ) CHAPTER 11
                                                            )  Case No. 01-25010
                                                            )
                                                            )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
              For the Period December 15, 2001 - December 31, 2001
                (All figures refer to post-petition transactions)

                                         This Month                Year to Date
================================================================================
A. TOTAL SALES/INCOME                    $ 197,067.57              197,067.57
================================================================================
COST OF SALES:
--------------------------------------------------------------------------------
        Purchases of Inventory           $
--------------------------------------------------------------------------------
        Purchased Services               $ 102,904.24              102,904.24
================================================================================
B. SUBTOTAL Cost of Sales              - $ 102,904.24          - $ 102,904.24
================================================================================
C.  GROSS PROFIT (A - B)               = $  94,163.33          = $  94,163.33
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
        Officer Salaries                 $                       $
--------------------------------------------------------------------------------
        Other Employee Salaries          $                       $
--------------------------------------------------------------------------------
        Taxes (Payroll)                  $                       $
--------------------------------------------------------------------------------
        Employee Benefits                $                       $
--------------------------------------------------------------------------------
        Advertising                      $                       $
--------------------------------------------------------------------------------
        Auto Expenses                    $                       $
--------------------------------------------------------------------------------
        Entertainment                    $                       $
--------------------------------------------------------------------------------
        Insurance (Real Estate)          $                       $
--------------------------------------------------------------------------------
        Insurance (Other)                $                       $
--------------------------------------------------------------------------------
        Interest                         $                       $
--------------------------------------------------------------------------------
     Leases (Other than Rent)            $                       $
--------------------------------------------------------------------------------
    Outside Services & Contractors       $                       $
--------------------------------------------------------------------------------
     Professional Fees (Atty. Acct.)     $                       $
--------------------------------------------------------------------------------
     Rent                                $                       $
--------------------------------------------------------------------------------
     Repairs & Maintenance               $                       $
--------------------------------------------------------------------------------
     Supplies                            $                       $
--------------------------------------------------------------------------------
     Taxes (Real Property)               $                       $
--------------------------------------------------------------------------------
     Taxes (Other)                       $                       $
--------------------------------------------------------------------------------
     Telephone                           $                       $
--------------------------------------------------------------------------------
     Travel                              $                       $
--------------------------------------------------------------------------------
     Other Operating Expenses (Identify) $                       $
--------------------------------------------------------------------------------
     Taxes (Payroll)                     $                       $
--------------------------------------------------------------------------------
     Fees and offsets                    $ 75,928.91             $ 75,928.91
--------------------------------------------------------------------------------
      ------------------------           $                       $
--------------------------------------------------------------------------------
      ------------------------           $                       $
================================================================================
D.  SUBTOTAL Operating Expenses         -$ 75,928.91            -$ 75,928.91
================================================================================
E.  PROFIT/LOSS FROM OPERATION          =$18,234.42             =$ 18,234.42
(C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest*                          $ 577,555.55             $ 577,555.55
--------------------------------------------------------------------------------
     ________________________           $                        $
--------------------------------------------------------------------------------
     ________________________           $                        $
================================================================================
F. SUBTOTAL Other Income (Expenses)    =$ 577,555.55            =$ 577,555.55
================================================================================
G. Income Tax Expense                   $                        $
--------------------------------------------------------------------------------
H. Income Tax Expense                   $                        $
================================================================================
I. NET INCOME (LOSS) (E+F-G-H)          $ 595,789.97             $ 595,789.97
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

*The debtor had over-provided for interest on unsecured debt in the pre-petition period. The reversal of the entry is shown as income in the post petition period.

          Case Number 01-25010 Debtor: Startec Global Licensing Company
                        SCHEDULE AR (Accounts Receivable)
                             As of December 31, 2001
                      (List Post-Petition Receivables Only)

    NOT APPLICABLE TO DEBTOR BASED ON THE FACT THAT THE POST PETITION PERIOD
                       INCLUDES ONLY 17 DAYS AT 12/31/01.

Debtor (Due From)     Total Due      Date Incurred    Past Due       Past Due
                                                      31-60 Days    Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

          Case Number 01-25010 Debtor: Startec Global Licensing Company
                         SCHEDULE AP (Accounts Payable)
                             As of December 31, 2001
                       (List Post-Petition Payables Only)

    NOT APPLICABLE TO DEBTOR BASED ON THE FACT THAT THE POST PETITION PERIOD
                       INCLUDES ONLY 17 DAYS AT 12/31/01.

Debtor (Due To)      Total Due      Date Incurred      Past Due       Past Due
                                                      31-60 Days    Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 7

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Licensing Company                        CHAPTER 11
                                                            )  Case No. 01-25010
                                                            )
                                                            )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                          (Business Debtor, Cash Basis)
              For the Period December 15, 2001 - December 31, 2001
                (All figures refer to post-petition transactions)

NOT APPLICABLE TO DEBTOR

                                 This Month                         Year to Date
================================================================================
A. TOTAL SALES/INCOME            $
================================================================================
COST OF SALES:
--------------------------------------------------------------------------------
     Purchases of Inventory      $
--------------------------------------------------------------------------------
     Purchased Services          $
--------------------------------------------------------------------------------
     Other: (Identify)           $
--------------------------------------------------------------------------------
     ____________________        $
================================================================================
B. SUBTOTAL Cost of Sales      - $
================================================================================
C. GROSS PROFIT (A - B)        = $
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
      Officer Salaries           $
--------------------------------------------------------------------------------
      Other Employee Salaries    $
--------------------------------------------------------------------------------
      Taxes (Payroll)            $
--------------------------------------------------------------------------------
      Employee Benefits          $
--------------------------------------------------------------------------------
      Advertising                $
--------------------------------------------------------------------------------
      Auto Expenses              $
--------------------------------------------------------------------------------
      Entertainment              $
--------------------------------------------------------------------------------
      Insurance (Real Estate)    $
--------------------------------------------------------------------------------
      Insurance (Other)          $
--------------------------------------------------------------------------------
      Interest                   $
================================================================================
     Leases (Other than Rent)    $
--------------------------------------------------------------------------------
     Outside Services
     & Contractors               $
--------------------------------------------------------------------------------
     Professional Fees
     (Atty. Acct.)               $
--------------------------------------------------------------------------------
     Rent                        $
--------------------------------------------------------------------------------
     Repairs & Maintenance       $
--------------------------------------------------------------------------------
     Supplies                    $
--------------------------------------------------------------------------------
     Taxes (Real Property)       $
--------------------------------------------------------------------------------
     Taxes (Other)               $
--------------------------------------------------------------------------------
     Telephone                   $
--------------------------------------------------------------------------------
     Travel                      $
--------------------------------------------------------------------------------
     Other Operating Expenses
     (Identify)                  $
--------------------------------------------------------------------------------
     Taxes (Payroll)             $
--------------------------------------------------------------------------------
    _________________________    $
--------------------------------------------------------------------------------
    _________________________    $
--------------------------------------------------------------------------------
    __________________________   $
================================================================================
D.  SUBTOTAL Operating Expenses -$
================================================================================
E.  PROFIT/LOSS FROM OPERATION  =$
(C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest*                   $
--------------------------------------------------------------------------------
    __________________________   $
--------------------------------------------------------------------------------
    __________________________   $
================================================================================
F. SUBTOTAL Other Income
   (Expenses)                   =$
================================================================================
G. Income Tax Expense            $
--------------------------------------------------------------------------------
H. Income Tax Expense            $
================================================================================
I. NET INCOME (LOSS) (E+F-G-H)   $
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

*The debtor had over-provided for interest on unsecured debt in the pre-petition period. The reversal of the entry is shown as income in the post petition period.

Case Number ____________________       Debtor ___________________________
                                       SCHEDULE AR (Accounts Receivable)
                                            As of _____________________
                                           (List Post-Petition Receivables Only)

Debtor (Due From)     Total Due    Date Incurred    Past Due           Past Due
                                                    31-60 Days      Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Licensing Company                         CHAPTER 11
                                                             )  Case 01-25010 DK
                                                             )
                        Debtors (s)                          )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                     Period December 15 to December 31, 2001
                (All figures refer to post-petition transactions)

NOT APPLICABLE TO DEBTOR

                                       Operating Account             Totals
================================================================================
A. Beginning Cash Balance
   from Balance Sheet                                                $
================================================================================
B. Net Income for month                                             +$
================================================================================
Expenses not requiring cash:
--------------------------------------------------------------------------------
       Depreciation                    $
--------------------------------------------------------------------------------
       Other:                          $
--------------------------------------------------------------------------------
       Other:                          $
================================================================================
C. SUBTOTAL Expenses Not Requiring Cash                             +$
================================================================================
D. Total Cash from Operations (A+B+C)                               =$
--------------------------------------------------------------------------------
Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Accounts Receivable            $
--------------------------------------------------------------------------------
       Decrease (Incr) - Inventory    $
--------------------------------------------------------------------------------
       Decrease (Incr) - Equipment    $
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Furniture & Fixtures           $
--------------------------------------------------------------------------------
       Decrease (Incr) -              $
--------------------------------------------------------------------------------
       Decrease (Incr) -              $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accounts Payable               $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Interest               $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued P/R Taxes              $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Prof. Fees             $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Rent                   $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Salaries               $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Sales Tax              $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Notes Payable Taxes            $
--------------------------------------------------------------------------------
       Increase (Decr) -              $
--------------------------------------------------------------------------------
       Increase (Decr) -              $
--------------------------------------------------------------------------------
       (Less) Unrecorded Bank
       Service Charges                $
================================================================================
E. Subtotal Other Sources/Uses
   of Cash                                                            +$
================================================================================
F. Ending Cash Balance (D+E)                                          =$
================================================================================
       Ending Balance per
       Bank Statement                                                  $
--------------------------------------------------------------------------------
       Less Outstanding Checks      -$
--------------------------------------------------------------------------------
       Add Deposits in Transit      +$
================================================================================
G. RECONCILED BANK BALANCE                                           =$
================================================================================

   Ending Cash Balance (F) and Reconciled Bank Balance (G) Should be Equal.
                             Attach Bank Statements.

                                                                          FORM 9

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Licensing Company                      )   CHAPTER 11
                                                             )  Case 01-25010 DK
                                                             )
                        Debtors (s)                          )

                           CASH RECONCILIATION REPORT
                            Payroll and Tax Accounts
                        (Business Debtor, Accrual Basis)

                     Period December 15 to December 31, 2001
                (All figures refer to post-petition transactions)

    NOT APPLICABLE TO DEBTOR

                                          Payroll Account       Tax Account
================================================================================
A. Beginning Cash Balance
from Balance Sheet                            $                      $
================================================================================
B. Cash Receipts                             +$                     +$
--------------------------------------------------------------------------------
C. Transfers from Operating Accounts         +$                     +$
--------------------------------------------------------------------------------
D. Other:_______________________             +$                     +$
--------------------------------------------------------------------------------
E. Other:_______________________             +$                     +$
================================================================================
F. TOTAL CASH RECEIPTS (A+B+C+D+E)           =$                     =$
================================================================================
G. Cash Available                             $                      $
--------------------------------------------------------------------------------
    Cash Disbursements:
--------------------------------------------------------------------------------
       Gross Payroll for this Period         -$
--------------------------------------------------------------------------------
       Employee Benefits Paid                -$                     -$
--------------------------------------------------------------------------------
       Net Payroll Paid                      -$                     -$
--------------------------------------------------------------------------------
       Transfers to Tax Account              -$                     -$
--------------------------------------------------------------------------------
       Taxes Deposited/pd During Period:     -$                     -$
--------------------------------------------------------------------------------
       Employees Share of FICA Tax           -$                     -$
--------------------------------------------------------------------------------
       Employer's Share of FICA Tax          -$                     -$
--------------------------------------------------------------------------------
       Employees' Federal Income Tax         -$                     -$
--------------------------------------------------------------------------------
       Employees' State Income Tax           -$                     -$
--------------------------------------------------------------------------------
       Unemployment Tax                      -$                     -$
--------------------------------------------------------------------------------
       Unrecorded Bank Service Charges       -$                     -$
--------------------------------------------------------------------------------
       Other:                                -$                     -$
================================================================================
H. SUBTOTAL Disbursements                    -$                     -$
================================================================================
I. Ending Cash Balance (F+G-H)                $                      $
--------------------------------------------------------------------------------
       Ending Balance per Bank Statement     +$                      $
--------------------------------------------------------------------------------
       Less Outstanding Checks               -$
--------------------------------------------------------------------------------
       Add Deposits in Transit               +$
================================================================================
J. RECONCILED BANK BALANCE                   =$                     =$
================================================================================

    Ending Cash Balance (I) and Reconciled Bank Balance (J) Should be Equal.
                             Attach Bank Statements.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:Startec Global Licensing Company                   )   CHAPTER 11
                                                         )   Case No.01-25010 DK
                                                         )
                                                         )

                                  BALANCE SHEET
                             As of December 31, 2001

                                          Asset                    Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                                $ -
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables      $ 579,167.00
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables     $ 125,389.00
--------------------------------------------------------------------------------
     Allowance for Doubtful Accounts     $ (339,727.00)
--------------------------------------------------------------------------------
     Receivables from Officers,
     Employees, Affiliat                 $5,561,805.00
--------------------------------------------------------------------------------
     Notes Receivables Stocks
--------------------------------------------------------------------------------
     Inventory
--------------------------------------------------------------------------------
     Other Current Assets:
================================================================================
A.  SUBTOTAL Current Assets                                       $ 5,926,634.00
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Land
--------------------------------------------------------------------------------
     Building
--------------------------------------------------------------------------------
     Equipment, Furniture & Fixtures
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation
================================================================================
B.  SUBTOTAL Fixed Assets                                         $ -
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
C.  SUBTOTAL  Other Assets                                        $ -
================================================================================
D.  TOTAL ASSETS (A+B+C)                  $ 5,926,634.00          $ 5,926,634.00
================================================================================

                                               Liability             Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accounts Payable
--------------------------------------------------------------------------------
     Accrued Expenses                        $ 42,108.00         $ 42,108.00
--------------------------------------------------------------------------------
     Rent and Leases
     Payable
--------------------------------------------------------------------------------
     Taxes Payable
--------------------------------------------------------------------------------
     Accrued interest
--------------------------------------------------------------------------------
     Other
================================================================================
E. SUBTOTAL Post-Petition
Liabilities                                                  $ 42,108.00
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims
--------------------------------------------------------------------------------
     Secured Debts (1)                      $ 10,765,299.00
--------------------------------------------------------------------------------
     Unsecured Debts
================================================================================
F. SUBTOTAL Pre-Petition
Liabilities                                                      $ 10,765,299.00
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock
--------------------------------------------------------------------------------
     Additional Paid-in Capital
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
--------------------------------------------------------------------------------
          Pre-Petition                      $ (5,476,562.00)
--------------------------------------------------------------------------------
          Post-Petition                     $ 595,789.00
================================================================================
G. SUBTOTAL Stockholders' Equity                                $ (4,880,773.00)
================================================================================
H. TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (E+F+G)                                    $ 5,926,634.00
================================================================================

(4) Startec Global Licensing Company and Startec Global Operating Company are
jointly indebted to Allied for $20.0 million in principal amount (the "Allied
Facility"). A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing
(subordinate to NTFC's lien thereon), and the remaining $10 million is unsecured
For bookkeeping purposes, the debt is divided evenly between the co-debtors.

                                                                         FORM 11

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:Startec Global Licensing Company          )           CHAPTER 11
                                                )           Case No.01-25010 DK
                                                )
                                                )

                       BALANCE SHEET - NON BUSINESS DEBTOR
                             As of December 31, 2001

NOT APPLICABLE TO DEBTOR

                                                   Asset                  Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                                           $ -
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Allowance for Doubtful Accounts
--------------------------------------------------------------------------------
     Receivables from Officers, Employees, Affiliates
--------------------------------------------------------------------------------
     Notes Receivables Stocks
--------------------------------------------------------------------------------
     Inventory
--------------------------------------------------------------------------------
     Other Current Assets:
================================================================================
A.  SUBTOTAL Current Assets                                                $ -
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Land
--------------------------------------------------------------------------------
     Building
--------------------------------------------------------------------------------
     Equipment, Furniture & Fixtures
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation
================================================================================
B.  SUBTOTAL Fixed Assets                                                  $ -
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
C.  SUBTOTAL  Other Assets                                                 $ -
================================================================================
D.  TOTAL ASSETS (A+B+C)                                                   $ -
================================================================================

                                                     Liability            Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accounts Payable
--------------------------------------------------------------------------------
     Accrued Expenses
--------------------------------------------------------------------------------
     Rent and Leases Payable
--------------------------------------------------------------------------------
     Taxes Payable
--------------------------------------------------------------------------------
     Accrued interest
--------------------------------------------------------------------------------
     Other:
--------------------------------------------------------------------------------
           x
--------------------------------------------------------------------------------
           x
--------------------------------------------------------------------------------
           x
================================================================================
E.  SUBTOTAL Post-Petition Liabilities                                      $ -
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims
--------------------------------------------------------------------------------
     Secured Debts
--------------------------------------------------------------------------------
     Unsecured Debts
================================================================================
F.  SUBTOTAL Pre-Petition Liabilities                                      $ -
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock
--------------------------------------------------------------------------------
     Additional Paid-in Capital
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
--------------------------------------------------------------------------------
           Pre-Petition
--------------------------------------------------------------------------------
           Post-Petition
================================================================================
G.  SUBTOTAL Stockholders' Equity                                          $ -
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)                     $ -
================================================================================

                                                                         FORM 12

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Licensing Company                 )    CHAPTER 11
                                                         )    Case No.01-25010DK
                                                         )
                                                         )

                        Cash Disbursements Summary Report
                  Period December 15, 2001 to December 31, 2001

NOT APPLICABLE TO DEBTOR
================================================================================
Total Disbursements from Operating Account  (Note 1)             $ -
--------------------------------------------------------------------------------
Total Disbursements from Payroll Account  (Note 2)               $ -
--------------------------------------------------------------------------------
Total Disbursements from Tax Escrow Account  (Note 3)            $ -
--------------------------------------------------------------------------------
Total Disbursements from other Account  (Note 4)                 $ -
================================================================================
Grand Total Disbursements from all Accounts                      $ -
================================================================================

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor's behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)